EXHIBIT 10.1

AMENDMENT NO. 6 TO NOTE PURCHASE AGREEMENT

This AMENDMENT NO. 6 TO NOTE PURCHASE AGREEMENT (this “Agreement”), is made as of June 30, 2016, by and among (a) AARON’S, INC., a Georgia corporation (together with its successors and assigns, the “Company”), AARON INVESTMENT COMPANY, a Delaware corporation (together with its successors and assigns, “AIC” and together with the Company, collectively, the “Issuers”), and certain Subsidiaries of the Company signatory hereto (together with the Issuers, collectively, the “Obligors”), and (b) each of the Persons holding one or more Notes (as defined below) on the Sixth Amendment Effective Date (as defined below) (collectively, the “Noteholders”), with respect to that certain Note Purchase Agreement, dated as of July 5, 2011 (the “Original Note Purchase Agreement”), as amended by that certain Amendment No. 1 to Note Purchase Agreement, dated as of December 19, 2012, that certain Amendment No. 2 to Note Purchase Agreement, dated as of October 8, 2013, that certain Amendment No. 3 to Note Purchase Agreement, dated as of April 14, 2014, that certain Amendment No. 4 to Note Purchase Agreement, dated as of December 9, 2014, and that certain Amendment No. 5 to Note Purchase Agreement, dated as of September 21, 2015 (as so amended and in effect immediately prior to giving effect to this Agreement, the “Current Note Purchase Agreement” and, as amended pursuant to this Agreement and as may be further amended, restated or otherwise modified from time to time, the “Note Purchase Agreement”), by and among the Obligors and each of the Noteholders. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Current Note Purchase Agreement.
RECITALS:
A.    The Obligors and Noteholders are parties to the Current Note Purchase Agreement, pursuant to which the Obligors issued and sold an aggregate principal amount of $125,000,000 of their Amended and Restated Senior Notes due April 27, 2018 (the “Notes”) to the Noteholders;
B.    The Noteholders are the holders of all outstanding Notes; and
C.    The Obligors have requested, and the Noteholders have agreed to, certain amendments and modifications to the provisions of the Current Note Purchase Agreement, in connection with the proposed amendment to the Dent-A-Med Credit Agreement, subject to the terms and conditions set forth herein.
AGREEMENT:
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Obligors and the Noteholders agree as follows:

1.	AMENDMENTS TO CURRENT NOTE PURCHASE AGREEMENT.
Subject to the satisfaction of the conditions set forth in Section 3 hereof, the Current Note Purchase Agreement is hereby amended by this Agreement as follows:

1.1.	Indebtedness.
Paragraph 6C(l) of the Current Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:
“(l)    secured Indebtedness in an aggregate principal amount not to exceed (including any such Indebtedness resulting from any exercise of any incremental facility provisions) $110,000,000 under the Dent-A-Med Credit Agreement, as may be amended and otherwise modified, so long as the terms of such facility are not amended to be more restrictive than those in effect on the Sixth Amendment Effective Date or in a manner that would be materially adverse to the holders of the Notes and all Indebtedness incurred thereunder remains non-recourse to the Company or any of its Subsidiaries (other than the Dent-A-Med Entities); and”

1.2.	Amendment and Restatement of the Definition of “Dent-A-Med Credit Agreement”.
The definition of “Dent-A-Med Credit Agreement” set forth in paragraph 10B of the Current Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“Dent-A-Med Credit Agreement” means that certain Loan and Security Agreement dated as of May 18, 2011 by and among the Dent-A-Med Entities, as co-borrowers, the lenders party thereto and Wells Fargo Bank, N.A. (as successor by merger to Wells Fargo Preferred Capital, Inc.), as agent for the lenders thereunder as in effect on the Sixth Amendment Effective Date.

1.3.	Addition of the Definition of “Sixth Amendment Effective Date”.
The definition of “Sixth Amendment Effective Date” is hereby added to paragraph 10B of the Current Note Purchase Agreement in its proper alphabetical order to read in its entirety as follows:

“Sixth Amendment Effective Date” means June 30, 2016.

2.	WARRANTIES AND REPRESENTATIONS.
To induce the Noteholders to enter into this Agreement, each of the Obligors represents and warrants to each of the Noteholders that as of the Sixth Amendment Effective Date:

2.1.	Corporate and Other Organization and Authority.
(a)    Each Obligor is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or limited liability company and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and
(b)    Each of the Obligors has the requisite organizational power and authority to execute and deliver this Agreement and to perform its obligations hereunder and under the Note Purchase Agreement.

2.2.	Authorization, etc.
This Agreement has been duly authorized by all necessary corporate or limited liability company action on the part of the Obligors, as applicable. Each of this Agreement and the Note Purchase Agreement constitutes a legal, valid and binding obligation of each Obligor, enforceable, in each case, against such Obligor in accordance with its terms, except as such enforceability may be limited by:
(a)    applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and
(b)    general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

2.3.	No Conflicts, etc.
The execution and delivery by each Obligor of this Agreement and the performance by such Obligor of its obligations under each of this Agreement and the Note Purchase Agreement do not conflict with, result in any breach in any of the provisions of, constitute a default under, violate or result in the creation of any Lien upon any property of such Obligor under the provisions of:
(a)    any charter document, constitutive document, agreement with shareholders or members, bylaws or any other organizational or governing agreement of such Obligor;
(b)    any agreement, instrument or conveyance by which such Obligor or any of its Subsidiaries or any of their respective properties may be bound or affected; or
(c)    any statute, rule or regulation or any order, judgment or award of any court, tribunal or arbitrator by which such Obligor or any of its Subsidiaries or any of their respective properties may be bound or affected.

2.4.	Governmental Consent.
The execution and delivery by the Obligors of this Agreement and the performance by the Obligors of their respective obligations hereunder and under the Note Purchase Agreement do not require any consents, approvals or authorizations of, or filings, registrations or qualifications with, any Governmental Authority on the part of any Obligor.

2.5.	No Defaults.

No event has occurred and is continuing and no condition exists which, immediately before or immediately after giving effect to the amendments provided for in this Agreement, constitutes or would constitute a Default or an Event of Default.
2.6.    Representations in Note Purchase Agreement.
After giving effect to this Agreement, the representations and warranties contained in the Note Purchase Agreement and the Joinder Agreements executed by those Obligors not signatory to the Original Note Purchase Agreement are true and correct in all material respects as of the Sixth Amendment Effective Date.

3.	CONDITIONS TO EFFECTIVENESS OF AMENDMENTS.
The amendment of the Current Note Purchase Agreement as set forth in this Agreement shall become effective as of the date first written above (the “Sixth Amendment Effective Date”), provided that each of the following conditions shall have been satisfied:
(a)     the Noteholders shall have received a fully executed copy of this Agreement executed by the Obligors and the Noteholders;
(b)      the representations and warranties set forth in Section 2 of this Agreement shall be true and correct on such date;
(c)    the Noteholders shall have received fully executed copies of the following:
(i)     that certain Amendment No. 3 to Note Purchase Agreement, dated as of the Sixth Amendment Effective Date, by and among, inter alios, the Company, AIC, and the MetLife Parties,
(ii)     that certain Amendment No. 3 to Note Purchase Agreement, dated as of the Sixth Amendment Effective Date, by and among, inter alios, the Company, AIC, and the Prudential Parties,
(iii)     that certain Third Amendment to Credit Agreement, dated as of the Sixth Amendment Effective Date (the “Credit Agreement Amendment”), by and among, inter alios, the Company, SunTrust Bank, acting as Administrative Agent (the “Administrative Agent”) and in certain other capacities, and each of the lenders party thereto,
(iv)     that certain Fourth Amendment to Loan Facility Agreement, dated as of the Sixth Amendment Effective Date (the “Loan Facility Amendment”), by and among, inter alios, the Company, SunTrust and the other financial institutions party thereto, and
(v)    that certain Twelfth Amendment to Loan and Security Agreement, dated as of the Sixth Amendment Effective Date, by and among the Dent-A-Med Entities, as co-borrowers, the lenders party thereto and Wells Fargo Bank, N.A. (as successor by merger to Wells Fargo Preferred Capital, Inc.), as agent for the lenders thereunder, and each of the amendments referred to in the foregoing clauses (i) to (v), inclusive, shall be in form and substance reasonably satisfactory to the Noteholders and shall have become effective prior to or concurrent with the effectiveness of this Agreement; and
(d)    the Company shall have paid all reasonable fees, charges and disbursements of counsel to the Noteholders incurred in connection with this Agreement and the transactions contemplated hereby.

4.	MISCELLANEOUS.

4.1.	Governing Law.
THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

4.2.	Duplicate Originals; Electronic Signature.
Two or more duplicate originals of this Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument. This Agreement may be executed in one or more counterparts and shall be effective when at least one counterpart shall have been executed by each party hereto, and each set of counterparts that, collectively, show execution by each party hereto shall constitute one duplicate original. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

4.3.	Waiver and Amendments.
Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, or by any action or inaction, but only by an instrument in writing signed by each of the parties signatory hereto.

4.4.	Costs and Expenses.
Whether or not the amendments contemplated by this Agreement become effective, each of the Obligors confirms its obligation under paragraph 11B of the Note Purchase Agreement and agrees that, on the Sixth Amendment Effective Date (or if an invoice is delivered subsequent to the Sixth Amendment Effective Date or if such amendments do not become effective, promptly after receiving any statement or invoice therefor), it will pay all costs and expenses of the Noteholders relating to this Agreement, including, but not limited to, the statement for reasonable fees and disbursements of the Noteholders’ special counsel presented to the Company on the Sixth Amendment Effective Date. The Obligors will also promptly pay, upon receipt thereof, each additional statement for reasonable fees and disbursements of the Noteholders’ special counsel rendered after the Sixth Amendment Effective Date in connection with this Agreement.

4.5.	Successors and Assigns.
This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto. The provisions hereof are intended to be for the benefit of the Noteholders and shall be enforceable by any successor or assign of any such Noteholder, whether or not an express assignment of rights hereunder shall have been made by such Noteholder or its successors and assigns.

4.6.	Survival.
All warranties, representations, certifications and covenants made by the Obligors in this Agreement shall be considered to have been relied upon by the Noteholders and shall survive the execution and delivery of this Agreement, regardless of any investigation made by or on behalf of the Noteholders.

4.7.	Part of Current Note Purchase Agreement; Future References, etc.
This Agreement shall be deemed to be, and is, a Financing Document. This Agreement shall be construed in connection with and as a part of the Note Purchase Agreement and, except as expressly amended by this Agreement, all terms, conditions and covenants contained in the Current Note Purchase Agreement are hereby ratified and shall be and remain in full force and effect. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Agreement may refer to the Current Note Purchase Agreement without making specific reference to this Agreement, but nevertheless all such references shall include this Agreement, unless the context otherwise requires.

4.8.	Affirmation of Obligations under Current Note Purchase Agreement and Notes; No Novation.
Anything contained herein to the contrary notwithstanding, this Agreement is not intended to and shall not serve to effect a novation of the obligations under the Current Note Purchase Agreement. Instead, it is the express intention of the parties hereto to reaffirm the indebtedness created under the Current Note Purchase Agreement, as amended by this Agreement, and the Notes. The Obligors hereby acknowledge and affirm all of their respective obligations under the terms of the Current Note Purchase Agreement and the Notes. The execution, delivery and effectiveness of this Agreement shall not be deemed, except as expressly provided herein, (a) to operate as a waiver of any right, power or remedy of any of the Noteholders under the Current Note Purchase Agreement or the Notes, nor constitute a waiver or amendment of any provision thereunder, or (b) to prejudice any rights which any Noteholder now has or may have in the future under or in connection with the Note Purchase Agreement or the Notes or under applicable law.

[Remainder of page intentionally left blank. Next page is signature page.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 6 to Note Purchase Agreement to be executed on its behalf by a duly authorized officer or agent thereof.

Very truly yours,

AARON'S, INC.

By:	/s/ Steven A. Michaels
Name:	Steven A. Michaels
Title:	Chief Financial Officer and
President, Strategic Operations

AARON INVESTMENT COMPANY

By:	/s/ Steven A. Michaels
Name:	Steven A. Michaels
Title:	Vice President and Treasurer

AARON'S PRODUCTION COMPANY

By:	/s/ Robert W. Kamerschen
Name:	Robert W. Kamerschen
Title:	Vice President and Secretary

99LTO, LLC
By Aaron's, Inc., as sole Manager

By:	/s/ Steven A. Michaels
Name:	Steven A. Michaels
Title:	Chief Financial Officer and
President, Strategic Operations

AARON’S LOGISTICS, LLC
By Aaron's, Inc., as sole Manager

By:	/s/ Steven A. Michaels
Name:	Steven A. Michaels
Title:	Chief Financial Officer and
President, Strategic Operations

AARON’S STRATEGIC SERVICES, LLC
By Aaron's, Inc., as sole Manager

By:	/s/ Steven A. Michaels
Name:	Steven A. Michaels
Title:	Chief Financial Officer and
President, Strategic Operations

AARON'S PROCUREMENT
COMPANY, LLC
By Aaron's, Inc., as sole Manager

By:	/s/ Steven A. Michaels
Name:	Steven A. Michaels
Title:	Chief Financial Officer and
President, Strategic Operations

PROGRESSIVE FINANCE HOLDINGS,
LLC

By:	/s/ Ryan K. Woodley
Name:	Ryan K. Woodley
Title:	Chief Executive Officer

Prog Finance Arizona, LLC
Prog Finance California, LLC
Prog Finance Florida, LLC
Prog Finance Georgia, LLC
Prog Finance Illinois, LLC
Prog Finance Michigan, LLC
Prog Finance New York, LLC
Prog Finance Ohio, LLC
Prog Finance Texas, LLC
Prog Finance Mid-West, LLC
Prog Finance North-East, LLC
Prog Finance South-East, LLC
Prog Finance West, LLC
NPRTO Arizona, LLC
NPRTO California, LLC
NPRTO Florida, LLC
NPRTO Georgia, LLC
NPRTO Illinois, LLC
NPRTO Michigan, LLC
NPRTO New York, LLC
NPRTO Ohio, LLC
NPRTO Texas, LLC
NPRTO Mid-West, LLC
NPRTO North-East, LLC
NPRTO South-East, LLC
NPRTO West, LLC,

By:	PROG LEASING, LLC, Sole
Manager

By:	PROGRESSIVE FINANCE
HOLDINGS, LLC, Sole Manager

By:	/s/ Ryan K. Woodley
Name:	Ryan K. Woodley
Title:	Chief Executive Officer

PANGO LLC

By:	PROGRESSIVE FINANCE
HOLDINGS, LLC, Sole Manager

By:	/s/ Ryan K. Woodley
Name:	Ryan K. Woodley
Title:	Chief Executive Officer

PROG LEASING, LLC

By:	PROGRESSIVE FINANCE
HOLDINGS, LLC, Sole Manager

By:	/s/ Ryan K. Woodley
Name:	Ryan K. Woodley
Title:	Chief Executive Officer

Accepted and Agreed:

The foregoing Agreement is hereby accepted as of the date first above written.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ Ashley Dexter
Name:	Ashley Dexter
Title:	Vice President

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
By:	PGIM, Inc.,
as investment manager

By:	/s/ Ashley Dexter
Name:	Ashley Dexter
Title:	Vice President

THE PRUDENTIAL LIFE INSURANCE COMPANY, LTD.
By:	Prudential Investment Management (Japan),
Inc., as Investment Manager

By:	Prudential Investment Management, Inc.,
as Sub-Adviser

By:	/s/ Ashley Dexter
Name:	Ashley Dexter
Title:	Vice President

ZURICH AMERICAN INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P.,
as Investment Advisor

By:	Prudential Private Placement Investors, Inc.,
as its General Partner

By:	/s/ Ashley Dexter
Name:	Ashley Dexter
Title:	Vice President

THE GIBRALTAR LIFE INSURANCE CO., LTD.

By:	Prudential Investment Management Japan Co., Ltd.,
as Investment Manager

By:	PGIM, Inc.,
as Sub-Advisor

By:	/s/ Ashley Dexter
Name:	Ashley Dexter
Title:	Vice President